Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 2, dated as of September 25, 2017 (this “Amendment”).  Reference is made to the Credit Agreement dated as of December 21, 2012, as amended and restated as of October 7, 2015 and as further amended as of December 14, 2016, among IAC/INTERACTIVECORP, a Delaware corporation (the “Borrower”), the several banks and other financial institutions from time to time parties thereto as lenders (the “Lenders”), JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) and Collateral Agent and the various other parties thereto (as amended, restated, modified and supplemented from time to time prior to the date hereof, the “Credit Agreement”, and the Credit Agreement, as amended by this Amendment, the “Amended Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Amended Credit Agreement.

WHEREAS, the Borrower has requested that the Credit Agreement be amended as set forth in this Amendment;

WHEREAS, pursuant to Sections 9.02 and 9.05(a) of the Credit Agreement, the consent of the Borrower and each Lender on the Amendment No. 2 Effective Date (as defined below) is required to effect this Amendment and the amendments to the Credit Agreement set forth herein; and

WHEREAS, the Administrative Agent, the Borrower and each Lender on the Amendment No. 2 Effective Date are willing to enter into this Amendment on the terms and conditions set forth herein.

NOW, THEREFORE, the parties hereto agree as follows:

Section 1.                                           Amendments to the Credit Agreement.  The Credit Agreement is, effective as of the Amendment No. 2 Effective Date (as defined below), hereby amended as follows:

(a)                                 Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions such that the terms remain in alphabetical order:

“Amendment No. 2 Effective Date” means September 25, 2017.

“Joinder and Reaffirmation Agreement” means an agreement in substantially the form of Exhibit K or otherwise in form and substance reasonably satisfactory to the Administrative Agent.

“Permitted Borrower Transfer” means the transfer by the Borrower of all or substantially all, as determined by the Borrower, of the stock of its direct subsidiaries, other than Indigo Finance, Inc. (as such entity may be renamed), to a Wholly Owned Subsidiary that is a Restricted Subsidiary, in connection with a contemplated offering of securities by Indigo Finance, Inc. (as such entity may be renamed), or otherwise as is not materially less favorable to the Lenders, as reasonably determined by the Borrower.

“Successor Borrower” has the meaning assigned to such term in Section 6.03(vii).

(b)                                 Section 1.01 of the Credit Agreement is hereby amended by deleting the phrase “the Borrower” in the definitions of (i) 2012 Senior Notes, (ii) 2013 Senior Notes, (iii) Liberty Bond Guaranty Agreement, (iv) Liberty Bonds, (v) Pledge Agreement, (vi) Related Business and (vii) Subsidiary Guarantee and in each case replacing it with “IAC/InterActiveCorp”, and by adding the phrase “, any promissory note issued pursuant to Section 2.07(a)” after the phrase “Letters of Credit” in the definition of “Loan Documents”.

(c)                                  Section 1.01 of the Credit Agreement is hereby amended by deleting the proviso at the end of the first sentence of the definition of Consolidated EBITDA and replacing it with the following:

provided that (a) the aggregate amount of all non-cash items, determined on a consolidated basis, to the extent such items increased Consolidated Net Income for such period will be excluded from Consolidated Net Income and (b) the aggregate amount of all corporate overhead costs and expenses and fees incurred at any parent of the Borrower and any salary, bonus and other benefits payable to, and indemnities provided on behalf of, officers and employees of any parent of the Borrower in each case that, directly or indirectly, holds all of the Equity Interests of the Borrower, that are directly attributable to the Borrower and its Restricted Subsidiaries will be deducted from Consolidated EBITDA.

(d)                                 Section 2.09 of the Credit Agreement is hereby amended by adding the following new clause (e) at the end of such Section:

(e) If a Successor Borrower assumes the obligations of the Borrower hereunder and under the other Loan Documents pursuant to Section 6.03(vii), the Borrower agrees to pay to the Administrative Agent on the date of the first such assumption, for the account of each Lender, an amendment fee in an amount equal to 0.125% of the aggregate amount of such Lender’s commitments under the Revolving Facility as of the Amendment No. 2 Effective Date.  For the avoidance of doubt, the fees payable under this Section 2.09(e) shall only be due and payable upon the first assumption by a Successor Borrower pursuant to Section 6.03(vii) and shall not be payable in connection with any subsequent assumptions by subsequent Successor Borrowers.

(e)                                  Clause 5.01(a) of the Credit Agreement is hereby amended to insert the following text immediately prior to the semicolon at the end of such clause:

if requested by the Administrative Agent (on its own behalf or at the request of any Lender)

(f)                                   Clause 5.01(b) of the Credit Agreement is hereby amended to insert the following text immediately prior to the semicolon at the end of such clause:

in reasonable detail as determined by the Borrower if requested by the Administrative Agent (on its own behalf or at the request of any Lender)

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(g)                                  Section 5.01 of the Credit Agreement is hereby amended by inserting the following paragraph immediately following clause (g) thereof:

Notwithstanding the foregoing, the obligations in clauses (a) and (b) of this Section 5.01 may be satisfied with respect to the consolidated financial information of the Borrower by furnishing the consolidated financial information of any parent of the Borrower that, directly or indirectly, holds all of the Equity Interests of the Borrower that would be required by clauses (a) and (b) of this Section 5.01 with all references to the “Borrower” therein being deemed to refer to such parent and all references to “Financial Officer” therein being deemed to refer to a comparable officer of such parent; provided that such financial statements are accompanied by a schedule eliminating (A) such parent of the Borrower and any of such parent’s subsidiaries other than the Borrower and its subsidiaries and (B) Unrestricted Subsidiaries and reconciling to the financial statements in reasonable detail as determined by the Borrower if requested by the Administrative Agent (on its own behalf or at the request of any Lender).

(h)                                 Section 6.03(iv) of the Credit Agreement is hereby amended by deleting the existing language in its entirety and replacing it as follows:

(iv)  any Restricted Subsidiary may Dispose of all or substantially all of its assets, or all or substantially all of the stock of its Restricted Subsidiaries, in each case to the Borrower or to another Restricted Subsidiary or to any Person who becomes a Restricted Subsidiary in connection with such Disposition, and the Borrower may Dispose of substantially all of its assets, or substantially all of the stock of its Restricted Subsidiaries, in each case to any Restricted Subsidiary or to any Person who becomes a Restricted Subsidiary in connection with such Disposition;

(i)                                     Section 6.03 of the Credit Agreement is hereby further amended by deleting the word “and” at the end of clause (v) thereof, replacing the period at the end of clause (vi) thereof with “; and” and adding new clause (vii) as follows:

(vii) the Borrower may (x) merge into or consolidate with any Person, (y) Dispose of substantially all (as determined by the Borrower) of its assets, or substantially all (as determined by the Borrower) of the stock of its direct subsidiaries to, any Restricted  Subsidiary, or (z) effect the Permitted Borrower Transfer; provided, in each case, that the Person formed by or surviving such consolidation or merger or to which such Disposition or Permitted Borrower Transfer is made (such Person, the “Successor Borrower”) is an entity organized and existing under the laws of any State of the United States of America or the District of Columbia, and the Successor Borrower expressly assumes, by a Joinder and Reaffirmation Agreement, all of the obligations of the Borrower under this Agreement and each other Loan Document to which the Borrower is a party and takes all actions required by the Pledge Agreement to perfect the Liens on the Collateral owned by the Successor Borrower; provided, further, that as of the date of such assumption pursuant this clause (vii),

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(A) the Successor Borrower shall be in compliance with Section 6.10 on a pro forma basis after giving effect to such assumption,

(B) each other Loan Party shall have reaffirmed such Loan Party’s obligations under the Loan Documents to which it is a party by executing and delivering a Joinder and Reaffirmation Agreement,

(C) the Administrative Agent shall have received a certificate, dated the date of such assumption and signed by the Chief Executive Officer, a Vice President, a Financial Officer of the Successor Borrower or any other executive officer of the Successor Borrower who has specific knowledge of the Successor Borrower’s financial matters and is reasonably satisfactory to the Administrative Agent, confirming that (x) after giving effect to such assumption, no Default or Event of Default has occurred and is continuing, (y) after giving effect to such assumption, the representations and warranties of each Loan Party set forth in the Credit Agreement and the Pledge Agreement are true and correct in all material respects (except to the extent that any such representation and warranty is qualified by materiality or Material Adverse Effect, in which case such representation and warranty shall be true and correct in all respects) as of the date of such assumption, except to the extent that any such representation and warranty relates to an earlier date (in which case such representation and warranty shall have been true and correct in all material respects (except to the extent that any such representation and warranty is qualified by materiality or Material Adverse Effect, in which case such representation and warranty shall be true and correct in all respects) as of such earlier date and (z) such merger, consolidation, Disposition or Permitted Borrower Transfer complies with this Agreement,

(D) the Administrative Agent shall have received (x) a certificate of the Successor Borrower substantially in the form of Exhibit E, including all annexes, exhibits and other attachments thereto and (y) if requested by the Administrative Agent, an opinion of counsel covering such matters, and in a form, substantially the same as previously provided to the Administrative Agent under Section 4.03(b) to the extent applicable,

(E) the Borrower shall have provided any documentation and other information about the Successor Borrower as shall have been reasonably requested in writing by any Lender through the Administrative Agent that such Lender shall have reasonably determined is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including Title III of the Act, and

(F) in the case of a Disposition or Permitted Borrower Transfer under clauses (y) or (z) of this clause (vii), any assets of the Borrower that are not transferred to the Successor Borrower shall be deemed to be a Restricted

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Payment by the Successor Borrower, and such Restricted Payment shall be subject to compliance with Section 6.05.

This Section 6.03(vii) shall not apply to a Disposition or Permitted Borrower Transfer pursuant to clause (y) or (z) above unless the Borrower notifies the Administrative Agent that it has elected to rely on this Section 6.03(vii) to transfer the obligations of the “Borrower” hereunder and the other Loan Documents to a Successor Borrower.  Upon any consolidation, merger, Disposition or Permitted Borrower Transfer with respect to which this Section 6.03(vii) applies, the Successor Borrower shall succeed to, and be substituted for, and may exercise every right and power of, the Borrower under this Agreement and the other Loan Documents, with the same effect as if such Successor Borrower had been named as the Borrower herein and therein, and with respect to any such Disposition or Permitted Borrower Transfer the entity succeeded as Borrower shall be released from the obligation to pay the principal of and interest on the Loans and all of the Borrower’s other obligations and covenants under this Agreement and the other Loan Documents.

(j)                                    Section 6.05 of the Credit Agreement is hereby amended by deleting the word “and” at the end of clause (vi) thereof, replacing the period at the end of clause (vii) thereof with “; and” and adding new clause (viii) as follows:

(viii) the Borrower and its Restricted Subsidiaries may make Restricted Payments to any direct or indirect parent of the Borrower:

(A)                               the proceeds of which will be used to pay the consolidated, combined or similar income tax liability of such parent’s income tax group that is attributable to the income of the Borrower or its subsidiaries; provided that (x) no such payments with respect to any taxable year shall exceed the amount of such income tax liability that would have been imposed on the Borrower and/or the applicable Subsidiaries had such entity(ies) filed on a stand-alone basis and (y) any such payments attributable to an Unrestricted Subsidiary shall be limited to the amount of any cash paid by such Unrestricted Subsidiary to the Borrower or any Restricted Subsidiary for such purpose;

(B)                               the proceeds of which shall be used to pay such equity holder’s operating costs and expenses, other overhead costs and expenses and fees, in each case, which are directly attributable to the ownership or operations of the Borrower and its subsidiaries; or

(C)                               the proceeds of which shall be used to pay customary salary, bonus and other benefits payable to, and indemnities provided on behalf of, officers and employees of any direct or indirect parent of the Borrower to the extent such salaries, bonuses, other benefits and indemnities are directly attributable to the ownership or operation of the Borrower and its Restricted Subsidiaries.

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(k)                                 Section 6.11(d) of the Credit Agreement is hereby amended by deleting the existing language in its entirety and replacing it as follows:

Investments made by the Borrower or any Restricted Subsidiary in the Borrower or any Restricted Subsidiary or any Person who becomes a Restricted Subsidiary in connection with such Investment;

(l)                                     Section 9.05(a) of the Credit Agreement is hereby amended inserting the phrase “except as set forth in Section 6.03(vii),” at the beginning of clause (i) thereof

(m)                             The Credit Agreement is hereby amended to add the exhibit attached hereto as Exhibit K as Exhibit K of the Credit Agreement.

Section 2.                                           Representations and Warranties.  To induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrower represents and warrants that:

(a)                                 Organization; Powers.  The Borrower is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required, except, in each case, where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

(b)                                 Authorization; Enforceability.  This Amendment has been duly authorized by all necessary corporate or other organizational action.  This Amendment has been duly executed and delivered by the Borrower.  This Amendment constitutes a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights or remedies generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

Section 3.                                           Effectiveness.  This Amendment shall become effective on the date (the “Amendment No. 2 Effective Date”) that the following conditions have been satisfied:

(a)                                 Consents. The Administrative Agent shall have received counterparts of this Amendment executed by each Loan Party, each Lender as of the Amendment No. 2 Effective Date and the Administrative Agent.

(b)                                 Expenses.  The Administrative Agent shall have received all fees required to be paid, and all expenses required to be paid or reimbursed under Section 9.04(a) of the Credit Agreement for which invoices have been presented a reasonable period of time prior to the Amendment No. 2 Effective Date, in each case on or before the Amendment No. 2 Effective Date.

(c)                                  Officer’s Certificate. The Administrative Agent shall have received a certificate, dated the Amendment No. 2 Effective Date and signed by the Chief Executive Officer, a Vice President, a Financial Officer of the Borrower or any other executive officer of the Borrower who has specific knowledge of the Borrower’s financial matters and is satisfactory

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to the Administrative Agent, confirming that (a) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing and (b) after giving effect to this Amendment, the representations and warranties of each Loan Party set forth in the Credit Agreement are true and correct in all material respects (except to the extent that any such representation and warranty is qualified by materiality or Material Adverse Effect, in which case such representation and warranty shall be true and correct in all respects) as of the Amendment No. 2 Effective Date, except to the extent that any such representation and warranty relates to an earlier date (in which case such representation and warranty shall have been true and correct in all material respects (except to the extent that any such representation and warranty is qualified by materiality or Material Adverse Effect, in which case such representation and warranty shall be true and correct in all respects) as of such earlier date.

Section 4.                                           Reaffirmation.  Each Loan Party hereby acknowledges its receipt of a copy of this Amendment and the Credit Agreement and its review of the terms and conditions hereof and thereof and consents to the terms and conditions of this Amendment and the Amended Credit Agreement and the transactions contemplated hereby and thereby, including the extension of credit to the Borrower in the form of the Loans made and Letters of Credit issued thereunder.  Each Subsidiary Guarantor hereby (a) affirms and confirms its guarantees and other commitments under the Subsidiary Guarantee, and (b) agrees that the Subsidiary Guarantee is in full force and effect and shall accrue to the benefit of the Secured Parties to guarantee the Obligations after giving effect to this Amendment. Each Loan Party hereby (a) affirms and confirms its pledges, grants and other commitments under the Pledge Agreement and (b) agrees that the Pledge Agreement is in full force and effect after giving effect to this Amendment and shall accrue to the benefit of the Secured Parties to secure the Obligations after giving effect to this Amendment. This Amendment is not intended to constitute a novation of the Credit Agreement or any of the other Loan Documents as in effect prior to the Amendment No. 2 Effective Date.

Section 5.                                           Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile or any other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 6.                                           Governing Law; Waiver of Jury Trial; Jurisdiction; Consent to Service of Process.  This Amendment and any claims, controversy, dispute or cause of action (whether in contract or otherwise) based upon, arising out of or relating to this Amendment and the transactions contemplated hereby shall be governed by and construed in accordance with the law of the State of New York. The Borrower and each other Loan Party hereby agrees that this Amendment is a Loan Document governed by Sections 9.10 and 9.11 of the Credit Agreement relating to waiver of jury trial, jurisdiction, consent to service of process and the other matters covered therein.

Section 7.                                           Headings.  The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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Section 8.                                           Prior Reports.  Each Lender hereby acknowledges the sufficiency of the scope of the information provided prior to the Amendment No. 2 Effective Date pursuant to Section 5.01(a) and 5.01(b) of the Credit Agreement, and hereby waives any Default that may exist on or prior to the Amendment No. 2 Effective Date due to failure to provide a schedule eliminating Unrestricted Subsidiaries and reconciling to the financial statements.

Section 9.                                           Effect of Amendment.  Except as expressly set forth herein, (i) this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Collateral Agent, in each case under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of either such agreement or any other Loan Document.  This Amendment shall constitute a Loan Document for purposes of the Credit Agreement and from and after the Amendment No. 2 Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Amended Credit Agreement.  The Borrower hereby consents to this Amendment and confirms that all obligations of the Borrower under the Loan Documents to which it is a party shall continue to apply to the Amended Credit Agreement.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

IAC/INTERACTIVECORP

By:	/s/ Nick Stoumpas
	Name:	Nick Stoumpas
	Title:	Senior Vice President and Treasurer

ABOUT, INC.
APN, LLC
AQUA ACQUISITION HOLDINGS LLC
CITYGRID MEDIA, LLC
CONSUMERSEARCH, INC.
DAILY BURN HOLDINGS, LLC (f/k/a MATCH GROUP, LLC)
DICTIONARY.COM, LLC
HOMEADVISOR, INC.
HTRF VENTURES, LLC
IAC FALCON HOLDINGS, LLC
IAC PUBLISHING, LLC
IAC SEARCH & MEDIA BRANDS, INC.
IAC SEARCH & MEDIA, INC.
IAC SEARCH, LLC
INTERACTIVECORP FILMS, LLC
INVESTOPEDIA LLC
MINDSPARK INTERACTIVE NETWORK, INC.

By:	/s/ Nick Stoumpas
	Name:	Nick Stoumpas
	Title:	Authorized Person

[Signature Page to IAC Amendment No. 2]

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:	/s/ Davide Migliardi
	Name:	Davide Migliardi
	Title:	Vice President

JPMORGAN CHASE BANK, N.A.,
as Lender

By:	/s/ Davide Migliardi
	Name:	Davide Migliardi
	Title:	Vice President

BANK OF AMERICA, N.A.,
as Lender

By:	/s/ Laura L. Olson
	Name:	Laura L. Olson
	Title:	Vice President

BMO Harris Bank N.A., as a Lender

By:	/s/ Joan Murphy
	Name:	Joan Murphy
	Title:	Director

BNP PARIBAS, as a Lender

By:	/s/ Barbara E. Nash
	Name:	Barbara E. Nash
	Title:	Managing Director

By:	/s/ Melissa Dyki
	Name:	Melissa Dyki
	Title:	Director

Fifth Third Bank, as a Lender

By:	/s/ David Musicant
	Name:	David Musicant
	Title:	Managing Director

By:
Name:
Title:

Goldman Sachs Bank USA,
as Lender

By:	/s/ Chris Lam
	Name:	Chris Lam
	Title:	Authorized Signatory

PNC BANK, NATIONAL ASSOCIATION
as Lender

By:	/s/ Lauren Girvan
	Name:	Lauren Girvan
	Title:	Assistant Vice President

Societe Generale, as Lender

By:	/s/ Andrew Johnman
	Name:	Andrew Johnman
	Title:	Director

Exhibit K

[See attached]

EXHIBIT K

FORM OF
JOINDER AND REAFFIRMATION AGREEMENT

JOINDER AND REAFFIRMATION AGREEMENT, dated as of [                 ] (this “Agreement”), among [                 ] (the “Existing Borrower”), [                 ] (the “Successor Borrower”), each of the subsidiaries of the Borrower set forth on Schedule 1 hereto (the “Reaffirming Parties”), and JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”) for the Lenders under the Credit Agreement referred to below and as collateral agent (the “Collateral Agent”) for the Secured Parties.

W I T N E S S E T H:

WHEREAS, reference is hereby made to that certain Credit Agreement, dated as of December 21, 2012, as amended and restated as of October 7, 2015, as amended as of December 14, 2016 and as further amended as of September 25, 2017 (as may be further amended, restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Existing Borrower, the Lenders, the Administrative Agent and the other parties thereto;

WHEREAS, pursuant to the [                            ](1), dated as of the date hereof, between the Existing Borrower and the Successor Borrower and attached as Exhibit A hereto, the Existing Borrower has contributed to the Successor Borrower the [                            ](2) (the “Contribution”);

WHEREAS, Section 6.03(vii) of the Credit Agreement expressly permits the Contribution as the Permitted Borrower Transfer, subject to the terms and conditions set forth therein;

WHEREAS, pursuant to Section 6.03(vii) of the Credit Agreement, in connection with the Contribution, the Successor Borrower is required to expressly assume all the obligations of the Existing Borrower under the Credit Agreement and the Loan Documents to which the Existing Borrower is a party, and the Successor Borrower will

(1)              Describe contribution or other operative document to which the merger or Disposition is being made.  References herein to the “Contribution Agreement” to be revised as necessary to conform to the description of such operative document.

(2)              Describe assets to be contributed.  References herein to the “Contribution” to be revised as necessary to conform to the merger or Disposition.

succeed to, and be substituted for, and may exercise every right and power of, the Existing Borrower under the Loan Documents; and

WHEREAS, pursuant to Section 6.03(vii)(B) of the Credit Agreement, in connection with the Contribution, each Loan Party is required to reaffirm all of its obligations under the Loan Documents to which it is a party.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.                                      Defined Terms.  Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

2.                                      Assumption and Joinder of Agreements and Obligations.  Effective as of the Effective Date (as defined below), the Successor Borrower hereby becomes a party to the Credit Agreement, the Pledge Agreement and each other Loan Document to which the Existing Borrower is a party and expressly assumes, confirms and agrees to perform and observe all of the  obligations (including, without limitation, all obligations in respect of the Loans), covenants, agreements, terms, conditions, duties and liabilities of the “Borrower” and a “Pledgor” (as applicable) thereunder and with respect thereto, with the same force and effect as if originally named therein as the “Borrower” or a “Pledgor” (as applicable).  Without limiting the generality of the foregoing, the Successor Borrower (i) hereby grants to the Collateral Agent for the benefit of the Secured Parties a security interest in all Collateral owned by it to secure the Obligations and (ii) hereby agrees to take all actions required under the Pledge Agreement to perfect the Liens on the Collateral owned by the Successor Borrower.  The information set forth in Schedule 2 hereto is hereby added to the information set forth in the Schedules to the Pledge Agreement.

3.                                      Release of Existing Borrower.  The Existing Borrower is hereby released from the obligation to pay the principal of and interest on the Loans and all of the Existing Borrower’s other obligations and covenants under the Credit Agreement, the Pledge Agreement, and the other Loan Documents.

4.                                      Representations and Warranties.  The Successor Borrower represents and warrants to each of the Lenders that as of the Effective Date:

(a)              The Successor Borrower is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and is qualified to do business in, and is in good standing in, every jurisdiction

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where such qualification is required, except, in each case, where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

(b)              This Agreement has been duly authorized by all necessary corporate or other organizational action by the Successor Borrower.  This Agreement has been duly executed and delivered by the Successor Borrower.

(c)               This Agreement, the Credit Agreement and each other Loan Document to which it is a party constitutes a legal, valid and binding obligation of the Successor Borrower, enforceable against the Successor Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights or remedies generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(d)              After giving effect to the Contribution and this Agreement, to the extent required pursuant to the terms of the Collateral Documents and the Credit Agreement, the Collateral owned by the Successor Borrower will be subject to a Lien in favor of the Collateral Agent.

(e)               The Contribution has occurred or will occur substantially concurrently with the delivery of this Agreement.

(f)                The Successor Borrower is in compliance with Section 6.10 of the Credit Agreement on a pro forma basis after giving effect to the Contribution and this Agreement.

(g)               After giving effect to the Contribution and this Agreement, no Default or Event of Default has occurred and is continuing.

(h)              After giving effect to the Contribution and this Agreement, the representations and warranties of each Loan Party set forth in the Credit Agreement and the Pledge Agreement are true and correct in all material respects (except to the extent that any such representation and warranty is qualified by materiality or Material Adverse Effect, in which case such representation and warranty shall be true and correct in all respects) as of the Effective Date, except to the extent that any such representation and warranty relates to an earlier date (in which case such representation and warranty shall have been true and correct in all material respects (except to the extent that any such representation and warranty is qualified by materiality or Material Adverse Effect, in which case such representation and warranty shall be true and correct in all respects) as of such earlier date.

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(i)                  After giving effect to the Contribution and this Agreement, the Successor Borrower is in compliance with Section 6.05 of the Credit Agreement, having deemed any assets of the Existing Borrower that were not transferred to the Successor Borrower in the Contribution to be a Restricted Payment by the Successor Borrower.

(j)                 The Contribution complies with the Credit Agreement.

5.                                      Effectiveness.  This Agreement shall become effective on the date (such date, if any, the “Effective Date”) that the following conditions have been satisfied:

(a)              the Administrative Agent shall have received a counterpart of this Agreement executed by the Borrower, the Successor Borrower and each of the other Loan Parties;

(b)              the Administrative Agent shall have received a certificate of the Successor Borrower substantially in the form of Exhibit E to the Credit Agreement, including all annexes, exhibits and other attachments thereto;

(c)               [the Administrative Agent shall have received an opinion of counsel covering such matters, and in a form, substantially the same as previously provided to the Administrative Agent under Section 4.03(b) to the extent applicable;](3) and

(d)              the Borrower shall have provided any documentation and other information about the Successor Borrower as shall have been reasonably requested in writing by any Lender through the Administrative Agent that such Lender shall have reasonably determined is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including Title III of the Act.

6.                                      Covenant to Deliver Share Certificates.  With respect to any stock certificates for which (i) the Existing Borrower is listed as the record owner and (ii) ownership has been transferred to the Successor Borrower in the Contribution (the “IAC Share Certificates”), on or prior to the latest of (a) the date that is 30 days after the date of this Agreement , (b) solely in the case of the IAC Share Certificates that are stock certificates of an entity with publicly traded shares, the date that is 30 days after the return by the Collateral Agent of the IAC Share Certificates that are stock certificates of such entity with publicly traded shares and (c) such longer period as the Collateral Agent may agree in its reasonable discretion, the Successor Borrower will cause the issuance of new share certificates listing the

(3)  If requested by the Administrative Agent.

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Successor Borrower as the record owner of the Pledged Stock (as such term is defined in the Pledge Agreement) represented by such IAC Share Certificates and deliver such new certificates and executed instruments of transfer or assignment in blank to the Collateral Agent in exchange for the IAC Share Certificates held by the Collateral Agent.

7.                                      Amendment to Loan Documents.   All references to the “Borrower” in the Credit Agreement, the Pledge Agreement, the Subsidiary Guarantee, and any of the other Loan Documents shall be deemed to refer to the Successor Borrower, and are hereby amended to give effect to the terms of this Agreement, but only to the extent, necessary to give effect to the terms of this Agreement.  Except as expressly set forth herein, (i) this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Collateral Agent, in each case under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of either such agreement or any other Loan Document.  This Agreement shall constitute a Loan Document for purposes of the Credit Agreement and from and after the Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement after giving effect to this Agreement.

8.                                      Reaffirmation of Loan Documents.  Each Reaffirming Party hereby acknowledges its receipt of a copy of this Agreement and its review of the terms and conditions hereof and consents to the terms and conditions of this Agreement and the transactions contemplated hereby.  Each Reaffirming Party hereby (a) affirms and confirms its guarantees and other commitments under the Subsidiary Guarantee, as amended hereby, and (b) agrees that the Subsidiary Guarantee, as amended hereby, is in full force and effect and shall accrue to the benefit of the Secured Parties to guarantee the Obligations after giving effect to this Agreement. The Successor Borrower and each Reaffirming Party hereby (a) affirms and confirms its pledges, grants and other commitments under the Pledge Agreement, as amended hereby, and (b) agrees that the Pledge Agreement is in full force and effect after giving effect to this Agreement and shall accrue to the benefit of the Secured Parties to secure the Obligations after giving effect to this Agreement. This Agreement is not intended to constitute a novation of the Credit Agreement or any of the other Loan Documents as in effect prior to the Effective Date.

9.                                      Governing Law; Waiver of Jury Trial; Jurisdiction; Consent to Service of Process.  This Agreement and any claims, controversy, dispute or cause of action (whether

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in contract or otherwise) based upon, arising out of or relating to this Agreement and the transactions contemplated hereby shall be governed by and construed in accordance with the law of the State of New York.  The Borrower and each other Loan Party hereby agrees that this Agreement is a Loan Document governed by Sections 9.10 and 9.11 of the Credit Agreement relating to waiver of jury trial, jurisdiction, consent to service of process and the other matters covered therein.

10.                               Counterparts.  This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument.  Delivery of an executed counterpart of a signature page of this Agreement by facsimile or any other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

11.                               Section Headings.  The section headings in this Agreement are for convenience of reference only and are not to affect the construction hereof or to be taken into consideration in the interpretation hereof.

12.                               Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

13.                               Successors and Assigns.  The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[The Remainder of This Page is Left Intentionally Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective proper and duly authorized officers as of the date first set forth above.

IAC/INTERACTIVECORP

By:
Name:	Nick Stoumpas
Title:	Senior Vice President and Treasurer

IAC GROUP, LLC

By:
Name:
Title:

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ABOUT, INC.
APN, LLC
AQUA ACQUISITION HOLDINGS LLC
CITYGRID MEDIA, LLC
CONSUMERSEARCH, INC.
DAILY BURN HOLDINGS, LLC (f/k/a MATCH GROUP, LLC)
DICTIONARY.COM, LLC
HOMEADVISOR, INC.
HTRF VENTURES, LLC
IAC FALCON HOLDINGS, LLC
IAC PUBLISHING, LLC
IAC SEARCH & MEDIA BRANDS, INC.
IAC SEARCH & MEDIA, INC.
IAC SEARCH, LLC
INTERACTIVECORP FILMS, LLC
INVESTOPEDIA LLC
MINDSPARK INTERACTIVE NETWORK, INC.

By:
Name:	Nick Stoumpas
Title:	Authorized Person

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Acknowledged and Accepted:

JPMORGAN CHASE BANK, N.A., as Administrative Agent and Collateral Agent

By:
Name:
Title:

9

Schedule 1

ABOUT, INC.

APN, LLC

AQUA ACQUISITION HOLDINGS LLC

CITYGRID MEDIA, LLC

CONSUMERSEARCH, INC.

DAILY BURN HOLDINGS, LLC (f/k/a MATCH GROUP, LLC)

DICTIONARY.COM, LLC

HOMEADVISOR, INC.

HTRF VENTURES, LLC

IAC FALCON HOLDINGS, LLC

IAC PUBLISHING, LLC

IAC SEARCH & MEDIA BRANDS, INC.

IAC SEARCH & MEDIA, INC.

IAC SEARCH, LLC

INVESTOPEDIA LLC

INTERACTIVECORP FILMS, LLC
MINDSPARK INTERACTIVE NETWORK, INC.

Schedule 2

Supplement to Schedule 1 to Assumption Agreement

Supplement to Schedule 2 to Assumption Agreement

Supplement to Schedule 3 to Assumption Agreement

Exhibit A

Contribution Agreement

[See attached.]